CNA Financial Corporation
Supplemental Financial Information

March 31, 2018

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Revenues:
Net earned premiums	$1,785	$1,645	9%
Net investment income	490	545	(10)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(6)	(2)
Other net realized investment gains (losses)	18	38
Net realized investment gains (losses)	12	36
Non-insurance warranty revenue	238	93
Other revenues	10	11
Total revenues	2,535	2,330	9
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,339	1,293
Amortization of deferred acquisition costs	296	305
Non-insurance warranty expense	216	70
Other operating expenses	303	276
Interest	35	43
Total claims, benefits and expenses	2,189	1,987	(10)
Income (loss) before income tax	346	343
Income tax (expense) benefit	(55)	(83)
Net income (loss)	$291	$260	12%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2018	2017
Components of Income (Loss)
Core income (loss)	$281	$235
Net realized investment gains (losses)	10	25
Net income (loss)	$291	$260

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.03	$0.87
Net realized investment gains (losses)	0.04	0.09
Diluted earnings (loss) per share	$1.07	$0.96

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.4	270.7
Diluted	272.4	271.7

Return on Equity
Net income (loss) (1)	9.8%	8.8%
Core income (loss) (2)	9.3	7.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2018	December 31, 2017
Total investments	$45,535	$46,870
Reinsurance receivables, net of allowance for uncollectible receivables	4,408	4,261
Total assets	57,649	56,567
Insurance reserves	37,106	37,212
Debt	2,709	2,858
Total liabilities	46,224	44,323
Accumulated other comprehensive income (loss) (1)	(400)	32
Total stockholders' equity	11,425	12,244

Book value per common share	$42.10	$45.15
Book value per common share excluding AOCI	$43.57	$45.02

Outstanding shares of common stock (in millions of shares)	271.4	271.2

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,386	$10,726

Three months ended March 31	2018	2017
Net cash flows provided (used) by operating activities	$218	$282
Net cash flows provided (used) by investing activities	489	354
Net cash flows provided (used) by financing activities	(781)	(609)
Net cash flows provided (used) by operating, investing and financing activities	$(74)	$27
(1) As of March 31, 2018 and December 31, 2017, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,338 million and $1,411 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2018 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Gross written premiums	$2,991	$2,752	9%
Net written premiums	1,813	1,632	11

Net earned premiums	1,651	1,512	9
Net investment income	285	343
Non-insurance warranty revenue	238	93
Other revenues	9	10
Total operating revenues	2,183	1,958	11
Insurance claims and policyholders' benefits	995	942
Amortization of deferred acquisition costs	296	305
Other insurance related expenses	247	222
Non-insurance warranty expense	216	70
Other expenses	18	19
Total claims, benefits and expenses	1,772	1,558	(14)
Core income (loss) before income tax	411	400
Income tax (expense) benefit on core income (loss)	(84)	(132)
Core income (loss)	$327	$268	22%

Other Performance Metrics
Underwriting gain (loss)	$113	$43	163%

Loss & LAE ratio	59.9%	62.0%	2.1	pts
Acquisition expense ratio	19.4	19.8	0.4
Underwriting expense ratio	13.4	15.1	1.7
Expense ratio	32.8	34.9	2.1
Dividend ratio	0.4	0.3	(0.1)
Combined ratio	93.1%	97.2%	4.1
Combined ratio excluding catastrophes and development	93.2%	97.4%	4.2	pts

Net accident year catastrophe losses incurred	$34	$34
Effect on loss & LAE ratio	2.1%	2.2%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(36)	$(27)
Effect on loss & LAE ratio	(2.2)%	(2.4)%	(0.2)	pts

Rate	2%	1%	1	pts
Renewal premium change	4%	4%	—	pts
Retention	83%	85%	(2)	pts
New business	$355	$260	37%

Specialty - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Gross written premiums	$1,771	$1,738	2%
Net written premiums	686	670	2

Net earned premiums	672	654	3
Net investment income	122	148
Non-insurance warranty revenue	238	93
Other revenues	1	1
Total operating revenues	1,033	896	15
Insurance claims and policyholders' benefits	380	401
Amortization of deferred acquisition costs	145	142
Other insurance related expenses	64	67
Non-insurance warranty expense	216	70
Other expenses	11	10
Total claims, benefits and expenses	816	690	(18)
Core income (loss) before income tax	217	206
Income tax (expense) benefit on core income (loss)	(46)	(69)
Core income (loss)	$171	$137	25%

Other Performance Metrics
Underwriting gain (loss)	$83	$44	89%

Loss & LAE ratio	56.3%	61.2%	4.9	pts
Acquisition expense ratio	20.1	19.9	(0.2)
Underwriting expense ratio	10.9	12.0	1.1
Expense ratio	31.0	31.9	0.9
Dividend ratio	0.2	0.1	(0.1)
Combined ratio	87.5%	93.2%	5.7
Combined ratio excluding catastrophes and development	91.5%	94.9%	3.4	pts

Net accident year catastrophe losses incurred	$3	$4
Effect on loss & LAE ratio	0.5%	0.6%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(30)	$(17)
Effect on loss & LAE ratio	(4.5)%	(2.3)%	2.2	pts

Rate	2%	1%	1	pts
Renewal premium change	3%	4%	(1)	pts
Retention	85%	88%	(3)	pts
New business	$81	$55	47%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Gross written premiums	$880	$759	16%
Net written premiums	832	724	15

Net earned premiums	743	661	12
Net investment income	149	183
Other revenues	8	9
Total operating revenues	900	853	6
Insurance claims and policyholders' benefits	473	426
Amortization of deferred acquisition costs	121	117
Other insurance related expenses	127	128
Other expenses	11	15
Total claims, benefits and expenses	732	686	(7)
Core income (loss) before income tax	168	167
Income tax (expense) benefit on core income (loss)	(35)	(56)
Core income (loss)	$133	$111	20%

Other Performance Metrics
Underwriting gain (loss)	$22	$(10)	N/M	%

Loss & LAE ratio	63.0%	63.9%	0.9	pts
Acquisition expense ratio	18.0	19.1	1.1
Underwriting expense ratio	15.5	18.2	2.7
Expense ratio	33.5	37.3	3.8
Dividend ratio	0.6	0.5	(0.1)
Combined ratio	97.1%	101.7%	4.6
Combined ratio excluding catastrophes and development	93.9%	100.0%	6.1	pts

Net accident year catastrophe losses incurred	$29	$27
Effect on loss & LAE ratio	3.9%	3.9%	—	pts

Net prior year development and other: (favorable) / unfavorable	$(6)	$(1)
Effect on loss & LAE ratio	(0.7)%	(2.2)%	(1.5)	pts

Rate	1%	—%	1	pts
Renewal premium change	3%	4%	(1)	pts
Retention	84%	85%	(1)	pts
New business	$181	$140	29%

International - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Gross written premiums	$340	$255	33%
Net written premiums	295	238	24

Net earned premiums	236	197	20
Net investment income	14	12
Other revenues	—	—
Total operating revenues	250	209	20
Insurance claims and policyholders' benefits	142	115
Amortization of deferred acquisition costs	30	46
Other insurance related expenses	56	27
Other expenses	(4)	(6)
Total claims, benefits and expenses	224	182	(23)
Core income (loss) before income tax	26	27
Income tax (expense) benefit on core income (loss)	(3)	(7)
Core income (loss)	$23	$20	15%

Other Performance Metrics
Underwriting gain (loss)	$8	$9	(11)%

Loss & LAE ratio	60.4%	58.3%	(2.1)	pts
Acquisition expense ratio	22.0	21.8	(0.2)
Underwriting expense ratio	14.2	15.0	0.8
Expense ratio	36.2	36.8	0.6
Dividend ratio	—	—	—
Combined ratio	96.6%	95.1%	(1.5)
Combined ratio excluding catastrophes and development	96.1%	96.4%	0.3	pts

Net accident year catastrophe losses incurred	$2	$3
Effect on loss & LAE ratio	0.7%	1.7%	1.0	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(9)
Effect on loss & LAE ratio	(0.2)%	(3.0)%	(2.8)	pts

Rate	2%	1%	1	pts
Renewal premium change	8%	1%	7	pts
Retention	80%	78%	2	pts
New business	$93	$65	43%

Life & Group - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Net earned premiums	$134	$133	1%
Net investment income	200	197
Other revenues	1	1
Total operating revenues	335	331	1
Insurance claims and policyholders' benefits	303	330
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	30	32
Other expenses	2	2
Total claims, benefits and expenses	335	364	8
Core income (loss) before income tax	—	(33)
Income tax (expense) benefit on core income (loss)	14	37
Core income (loss)	$14	$4	250%

Corporate & Other - Results of Operations

Three months ended March 31
(In millions)	2018	2017	Change
Net earned premiums	$—	$—
Net investment income	5	5
Other revenues	—	—
Total operating revenues	5	5	—%
Insurance claims and policyholders' benefits	41	21
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	—	—
Other expenses	41	44
Total claims, benefits and expenses	82	65	(26)
Core income (loss) before income tax	(77)	(60)
Income tax (expense) benefit on core income (loss)	17	23
Core income (loss)	$(60)	$(37)	(62)%

Investment Summary - Consolidated

	March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,605	$1,062	$18,810	$1,597
States, municipalities and political subdivisions:
Tax-exempt	10,014	823	11,130	1,136
Taxable	2,863	370	2,897	413
Total states, municipalities and political subdivisions	12,877	1,193	14,027	1,549
Asset-backed:
RMBS	5,055	5	5,120	77
CMBS	1,955	7	1,872	32
Other ABS	1,188	3	1,094	11
Total asset-backed	8,198	15	8,086	120
U.S. Treasury and obligations of government-sponsored enterprises	119	(5)	109	(2)
Foreign government	450	2	444	7
Redeemable preferred stock	10	1	11	1
Total fixed maturity securities	40,259	2,268	41,487	3,272
Equities:
Common stock	87	—	27	6
Non-redeemable preferred stock	683	—	668	30
Total equities	770	—	695	36
Limited partnership investments	2,364	—	2,369	—
Other invested assets	48	—	44	—
Mortgage loans	864	—	839	—
Short term investments	1,230	(1)	1,436	(1)
Total investments	$45,535	$2,267	$46,870	$3,307

Net receivable/(payable) on investment activity	$(103)		$23

Effective duration (in years)	6.0		5.9
Weighted average rating	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,785	$137	$12,938	$447
States, municipalities and political subdivisions:
Tax-exempt	1,983	47	2,827	112
Taxable	1,205	82	1,247	102
Total states, municipalities and political subdivisions	3,188	129	4,074	214
Asset-backed:
RMBS	4,894	1	4,951	72
CMBS	1,851	7	1,761	30
Other ABS	1,081	2	981	7
Total asset-backed	7,826	10	7,693	109
U.S. Treasury and obligations of government-sponsored enterprises	94	(6)	82	(4)
Foreign government	450	2	444	7
Redeemable preferred stock	5	1	5	1
Total fixed maturity securities	24,348	273	25,236	774
Equities:
Common stock	87	—	27	6
Non-redeemable preferred stock	230	—	237	7
Total equities	317	—	264	13
Limited partnership investments	2,364	—	2,369	—
Other invested assets	48	—	44	—
Mortgage loans	664	—	639	—
Short term investments	1,208	(1)	1,354	(1)
Total investments	$28,949	$272	$29,906	$786

Net receivable/(payable) on investment activity	$(130)		$(10)

Effective duration (in years)	4.5		4.4
Weighted average rating	A		A

Investment Summary - Life & Group

	March 31, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,820	$925	$5,872	$1,150
States, municipalities and political subdivisions:
Tax-exempt	8,031	776	8,303	1,024
Taxable	1,658	288	1,650	311
Total states, municipalities and political subdivisions	9,689	1,064	9,953	1,335
Asset-backed:
RMBS	161	4	169	5
CMBS	104	—	111	2
Other ABS	107	1	113	4
Total asset-backed	372	5	393	11
U.S. Treasury and obligations of government-sponsored enterprises	25	1	27	2
Foreign government	—	—	—	—
Redeemable preferred stock	5	—	6	—
Total fixed maturity securities	15,911	1,995	16,251	2,498
Equities:
Common stock	—	—	—	—
Non-redeemable preferred stock	453	—	431	23
Total equities	453	—	431	23
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	200	—	200	—
Short term investments	22	—	82	—
Total investments	$16,586	$1,995	$16,964	$2,521

Net receivable/(payable) on investment activity	$27		$33

Effective duration (in years)	8.3		8.4
Weighted average rating	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2018	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$65	$—	$479	$22	$4,175	$342	$11,932	$669	$1,954	$29	$18,605	$1,062
States, municipalities and political subdivisions:
Tax-exempt	—	—	2,260	222	4,015	333	3,409	234	312	32	18	2	10,014	823
Taxable	—	—	388	33	1,810	213	658	124	7	—	—	—	2,863	370
Total states, municipalities and political subdivisions	—	—	2,648	255	5,825	546	4,067	358	319	32	18	2	12,877	1,193
Asset-backed:
RMBS	4,328	(47)	59	—	19	—	69	(1)	52	1	528	52	5,055	5
CMBS	44	—	330	7	382	6	296	—	577	(7)	326	1	1,955	7
Other ABS	—	—	34	(3)	137	1	514	2	503	3	—	—	1,188	3
Total asset-backed	4,372	(47)	423	4	538	7	879	1	1,132	(3)	854	53	8,198	15
U.S. Treasury and obligations of government-sponsored enterprises	119	(5)	—	—	—	—	—	—	—	—	—	—	119	(5)
Foreign government	—	—	129	—	254	1	47	1	20	—	—	—	450	2
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	1	—	—	10	1
Total fixed maturity securities	$4,491	$(52)	$3,265	$259	$7,096	$576	$9,168	$702	$13,413	$699	$2,826	$84	$40,259	$2,268

Percentage of total fixed maturity securities	11%		8%		18%		23%		33%		7%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2018	2017
Taxable fixed income securities	$350	$348
Tax-exempt fixed income securities	105	108
Total fixed income securities	455	456
Limited partnership and common stock investments	31	90
Other, net of investment expense	4	(1)
Pretax net investment income	$490	$545
Fixed income securities, after tax	$377	$331
Net investment income, after tax	405	389

Effective income yield for fixed income securities, pretax	4.7%	4.8%
Effective income yield for fixed income securities, after tax	3.9	3.4

	Property & Casualty and Corporate & Other
Three months ended March 31
(In millions)	2018	2017
Taxable fixed income securities	$233	$233
Tax-exempt fixed income securities	20	23
Total fixed income securities	253	256
Limited partnership and common stock investments	31	90
Other, net of investment expense	6	2
Pretax net investment income	$290	$348
Fixed income securities, after tax	$203	$175
Net investment income, after tax	233	235

Effective income yield for fixed income securities, pretax	4.1%	4.2%
Effective income yield for fixed income securities, after tax	3.3	2.9

Three months ended March 31	Life & Group
(In millions)	2018	2017
Taxable fixed income securities	$117	$115
Tax-exempt fixed income securities	85	85
Total fixed income securities	202	200
Limited partnership and common stock investments	—	—
Other, net of investment expense	(2)	(3)
Pretax net investment income	$200	$197
Fixed income securities, after tax	$174	$156
Net investment income, after tax	172	154

Effective income yield for fixed income securities, pretax	5.7%	5.8%
Effective income yield for fixed income securities, after tax	4.9	4.5

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,669	$8,764	$1,636	$16,069	$3,499	$2,436	$22,004
Ceded	662	628	204	1,494	209	2,231	3,934
Net	5,007	8,136	1,432	14,575	3,290	205	18,070

Net incurred claim & claim adjustment expenses	379	468	142	989	269	1	1,259
Net claim & claim adjustment expense payments	(416)	(536)	(114)	(1,066)	(240)	(4)	(1,310)
Foreign currency translation adjustment and other	—	(2)	18	16	(26)	1	(9)

Claim & claim adjustment expense reserves, end of period
Net	4,970	8,066	1,478	14,514	3,293	203	18,010
Ceded	726	652	240	1,618	208	2,231	4,057
Gross	$5,696	$8,718	$1,718	$16,132	$3,501	$2,434	$22,067

Life & Group Policyholder Reserves

March 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,601	$8,993	$11,594
Structured settlement annuities	543	—	543
Other	16	—	16
Total	3,160	8,993	12,153
Shadow adjustments	133	1,561	1,694
Ceded reserves	208	229	437
Total gross reserves	$3,501	$10,783	$14,284

December 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,568	$8,959	$11,527
Structured settlement annuities	547	—	547
Other	16	—	16
Total	3,131	8,959	12,090
Shadow adjustments	159	1,990	2,149
Ceded reserves	209	230	439
Total gross reserves	$3,499	$11,179	$14,678

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2017 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

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Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net realized investment gains or losses because net realized investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

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The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful